Exhibit 99.2
                                  ------------
             CSC Computational Materials dated September 20, 2005.

                                                   Computational Materials for
[OBJECT OMITTED] Countrywide(R)        CWHEQ Revolving Home Equity Loan Trust,
-----------------------------                                    Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                               ABS New Transaction


                             Computational Materials
                             -----------------------

                                 $1,771,875,000
                                  (Approximate)

                                   CWHEQ, Inc.
                                    Depositor

                     CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                  Series 2005-H

                     Revolving Home Equity Loan Asset Backed
                              Notes, Series 2005-H



                        [OBJECT OMITTED] Countrywide(SM)
                                   HOME LOANS
                           Sponsor and Master Servicer

                                                   Computational Materials for
[OBJECT OMITTED] Countrywide(R)        CWHEQ Revolving Home Equity Loan Trust,
-----------------------------                                    Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.


 Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.








Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[OBJECT OMITTED] Countrywide(R)        CWHEQ Revolving Home Equity Loan Trust,
-----------------------------                                    Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                                   Prepared: September 20, 2005


                          $1,771,875,000 (Approximate)

                 Revolving Home Equity Loan Trust, Series 2005-H

          REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-H
          ------------------------------------------------------------


===================================================================================================================================

    Class        Approximate        Note Rate          WAL            Payment Window         Last Scheduled      Expected
                  Amount (1)                         (Years)      (Months) Call/Mat (2)       Payment Date       Rating
                                                   Call/Mat (2)                                                 (S&P/Moody's)

-----------------------------------------------------------------------------------------------------------------------------------
     1-A         $846,450,000                                      Not Offered Herein                             AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------------------
     2-A         $925,425,000       LIBOR +         2.21 / 2.38     1 - 66 / 1 - 135            Aug 2030          AAA / Aaa
                                    [0.23](3)

    Total      $1,771,875,000
===================================================================================================================================

(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of September 30, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).















Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                   Countrywide Securities Corporation.

Originators:                   Countrywide Bank, N.A. (formerly Treasury Bank, N.A.) ("Countrywide Bank") and Countrywide Home
                               Loans, Inc.

Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                     CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                     Treasury Bank, a division of Countrywide Bank, N.A. (an affiliate of the Sponsor and Master
                               Servicer).

Note Insurer:                  Financial Guaranty Insurance Company ("FGIC").

Indenture Trustee:             JPMorgan Chase Bank, National Association.

Owner Trustee:                 Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:         September 30, 2005.

Expected Settlement Date:      September 30, 2005.

Cut-off Date:                  September 23, 2005.

Interest Period:               Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through November 14, 2005.

Payment Date:                  The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing November 15, 2005.

Collection Period:             With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of October 2005.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                The Mortgage Loans were originated by the originators and will be transferred prior to the Closing
                               Date by Countrywide Bank to the Sponsor. On the Closing Date, the Mortgage Loans will be transferred by the Sponsor to the Depositor and by the Depositor to the Trust. The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group 1 Mortgage Loans",
                               "Group 2 Mortgage Loans", and each, a "Loan Group"). The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 4 of 11




[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                               second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.

                               The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a
                               Cut-off Date Balance of at least $1.750 billion (subject to a variance of +/- 10%). The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of September 9, 2005.
                               However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:            The Mortgage Loans are adjustable  rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.07% of the Group 1 Mortgage Loans and approximately 0.03% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period. Approximately 2.59% of the Group 1 Mortgage Loans and approximately
                               10.27% of the Group 2 Mortgage Loans in the statistical pool, respectively, will have underlying senior mortgages which are negative amortization loans.

Cut-off Date Balance:          The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.


The Notes
---------

Description
of the Notes:                  The Class 1-A (which is not offered herein) and Class 2-A Notes (together, the "Notes") will be issued by CWHEQ Revolving Home Equity Loan Trust, Series 2005-H (the "Trust"). As of the Closing
                               Date, the aggregate principal balance of both classes of the Notes will be $1,771,875,000 (subject to a permitted variance of +/- 10%).

Federal Tax Status:            It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry  form through DTC,  Clearstream,  Luxembourg and the
                               Euroclear System.

Note Rate:                     Except as noted below, each class of Notes will accrue interest during each Interest Accrual
                               Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.24]%, (b) the Net WAC of the
                               Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest
                               Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC:                       The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 5 of 11





[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                               related billing cycle for the Collection Period relating to the Payment Date, net of the Expense
                               Fee Rate.

Expense Fee Rate:              For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in November 2006, the Note
                               Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given Payment Date on and after the November 2006 Payment Date shall be 0.50%.

Basis Risk Carryforward:       On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Accrual Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk
                               Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1 Distributions of Interest" or "Group 2 Distributions of
                               Interest" (as applicable), below.

Group 1
Distributions of Interest:     Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                               1.  Note insurance policy premium of the Note Insurer with respect to the Group 1 Mortgage Loans;
                               2.  Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk
                                   Carryforward);
                               3.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                               4.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                               5.  To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 2 Mortgage Loans;
                               6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                               7.  Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                               8.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest
                                   Collections related to the Group 2 Mortgage Loans;
                               9.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest
                                   Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                               10. Payment of any other amounts owed to the Note Insurer with respect to the Group 1 Mortgage
                                   Loans;


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 6 of 11




[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                               11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                               12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                               13. Basis Risk Carryforward related to the Class 1-A Notes; and 14. Any excess cash flow to the holder of the Transferor Interest.

                               In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of
                               Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor
                               Collections for the unrelated Loan Group.


Group 2
Distributions of Interest:     Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                               1.  Note insurance policy premium of the Note Insurer with respect to the Group 2 Mortgage Loans;
                               2.  Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk
                                   Carryforward);
                               3.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                               4.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                               5.  To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the
                                   Group 1 Mortgage Loans;
                               6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                               7.  Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                               8.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest
                                   Collections related to the Group 1 Mortgage Loans;
                               9.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture) ;
                               10. Payment of any other amounts owed to the Note Insurer with respect to the Group 2 Mortgage
                                   Loans;
                               11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                               12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage Loans;
                               13. Basis Risk Carryforward related to the Class 2-A Notes; and
                               14. Any excess cash flow to the holder of the Transferor Interest.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 7 of 11





[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                               In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of
                               Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor
                               Collections for the unrelated Loan Group.


Distributions of Principal:    Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                               1.  During the Managed Amortization Period (as described below), the amount of principal payable to the holders of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor
                                   Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal
                                   Payment"), and (b) principal collections from the related Loan Group for the related Payment
                                   Date less the sum of additional balances created from new draws on the Mortgage Loans in that
                                   Loan Group during the related Collection Period (but not less than zero). The amount of principal payable to the holders of a class of Notes for each Payment Date shall be reduced by the dollar amount of any Excess Overcollateralization Amount (as defined in the Indenture) for that Loan Group for the related Payment Date.

                                   The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the
                                   Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents)
                                   shall have earlier occurred, through and including the Payment Date in October 2010.

                                   The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of Notes will be calculated as follows: (i) on any date on which the related Allocated Transferor Interest is less than the related Required Transferor Subordinated Amount, 100%, and (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required
                                   Transferor Subordinated Amount, 98.15%.

                               2.  After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes on a payment date will be equal to the related Maximum Principal Payment minus the Excess Overcollateralization Amount.

Optional Termination:          The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:            The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                               1.  Excess Interest Collections. For any Loan Group, its Excess Interest Collections are the related investor interest collections minus the sum of (a) the interest paid to the related class of
                                   Notes, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that Loan
                                   Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group. Investor
                                   Interest Collections from a Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 8 of 11





[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                               2.  Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated
                                   Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available
                                   Transferor Subordinated Amount for such Loan Group and then, if necessary for the unrelated
                                   Loan Group. The "Available Transferor Subordinated Amount" for each Loan Group is, for any
                                   Payment Date, the lesser of the related Allocated Transferor Interest and the related Required
                                   Transferor Subordinated Amount. The "Allocated Transferor Interest" for any Payment Date, will equal (a) the related Loan Group Balance of the related Loan Group at the last day of the related Collection Period and any amounts otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b) the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated
                                   Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs,
                                   (x) 1.85% of the Cut-off Date Balance of the related Mortgage Loans plus (y) the OC Deficiency
                                   Amount of the unrelated Loan Group and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, (x) 3.70% of the then current unpaid principal balance of the related Loan Group (subject to a floor equal to 0.50% of the Cut-off Date
                                   Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated Loan
                                   Group. The Allocated Transferor Interest for each Loan Group will be less than zero on the
                                   Closing Date. The term "OC Deficiency Amount" shall have the meaning assigned to it in the
                                   Indenture, and shall generally be equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.

                                   The initial aggregate principal balance of each class of Notes will exceed the aggregate Cut-off
                                   Date principal balance of the Mortgage Loans in the related Loan Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately
                                   1.25% of the original principal balance of each class of Notes.

                               3.  Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes.
                                   The policy does not cover payment of Basis Risk Carryforward.

Investor Loss Amounts:         With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and (b) the aggregate of the Liquidation Loss Amounts for such Payment Date from Mortgage Loans in the relevant Loan Group. The "Investor Floating Allocation Percentage," for
                               any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related Collection Period. The "Loan Group
                               Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related Collection Period (as may be adjusted by
                               Loss Utilization Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage
                               Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage
                               Loan, after giving effect to its net liquidation proceeds.






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 9 of 11

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


[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

ERISA  Eligibility:            Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                               [Collateral Tables and Discount Margin Tables to follow]





















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 10 of 11


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


[OBJECT OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------                                                CWHEQ Revolving Home Equity Loan Trust, Series 2005-H
SECURITIES CORPORATION
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                    Discount Margin Tables (%)

Class 2-A (To Call) (1)
----------------------------------------------------------------------------------------------------------------------------------
          CPR                 22%            25%            35%            40%            45%            50%           52%
----------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                   23             23             23             23             23             23            23
----------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)                   4.96           4.24           2.68           2.21           1.85           1.57          1.47
----------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                  4.28           3.72           2.45           2.05           1.74           1.48          1.40
----------------------------------------------------------------------------------------------------------------------------------
   Principal Window
       Beginning                 Nov05          Nov05          Nov05          Nov05          Nov05          Nov05         Nov05
----------------------------------------------------------------------------------------------------------------------------------
 Principal Window End            Jul16          May15          Apr12          Apr11          Jun10          Sep09         Jun09
----------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.

Class 2-A (To Maturity) (1)
----------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
----------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                    23             23            23             23             23            23             23
----------------------------------------------------------------------------------------------------------------------------------
        WAL (yr)                   5.22           4.47          2.88           2.38           2.00          1.70           1.60
----------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   4.43           3.86          2.59           2.18           1.85          1.59           1.50
----------------------------------------------------------------------------------------------------------------------------------
    Principal Window
       Beginning                  Nov05          Nov05         Nov05          Nov05          Nov05         Nov05          Nov05
----------------------------------------------------------------------------------------------------------------------------------
  Principal Window End            Jan25          May23         Oct18          Jan17          Jul15         Apr14          Oct13
----------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.














Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                             Page 11 of 11

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